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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2000.
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                        CONCENTRIC NETWORK CORPORATION
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            (Exact name of registrant as specified in its charter)


               Delaware                       000-22575           65-0257497
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        (State or other jurisdiction         (Commission        (IRS Employer
            of incorporation)               File Number)     Identification No.)


               1400 Parkmoor Avenue, San Jose, California 95126
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             (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code (408) 817-2800
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                                      N/A
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         (Former name or former address, if changed since last report)
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     Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On January 28, 2000 (the "Effective Date"), Concentric Network Corporation (the "Registrant"), acquired all of the outstanding capital stock of Internet Technology Group ("ITG"), a public liability company organized under the laws of Scotland (the "Acquisition"), pursuant to a Scheme of Arrangement (the "Scheme of Arrangement") dated September 7, 1999, by and among Registrant and ITG. As a result of the Acquisition, ITG became a wholly owned subsidiary of Registrant on the Effective Date.

     Pursuant to the Scheme of Arrangement and on the Effective Date, Registrant paid 71,427,189 British Pounds, which is approximately U.S. $115,354,910 in cash and issued 4,728,130 shares of its common stock in consideration for all of the issued and outstanding shares of capital stock of ITG. In addition, the Registrant issued an additional 102,500 shares of its common stock as consideration for shares of capital stock of ITG issued upon exercise of outstanding ITG options at the closing. The Registrant funded the cash portion of the consideration from its working capital.

     The description contained in this Item 2 of the transactions contemplated by the Scheme of Arrangement is qualified in its entirety by reference to the full text of the Implementation a copy of which is attached hereto as
Exhibit 2.1.

Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
           EXHIBITS

     (a)   FINANCIAL STATEMENTS

     The Registrant will provide the financial statements required by paragraph
(a) of Item 7 of Form 8-K promulgated by the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if any such information is required, within 60 days of the date that this initial report on Form 8-K must be filed with the Commission.

     (b)   PRO FORMA FINANCIAL INFORMATION

     The Registrant will provide the pro forma financial information required by paragraph (b) of Item 7 of Form 8-K promulgated by the Commission pursuant to the Exchange Act, if any such pro forma financial information is required, within 60 days of the date that this initial report on Form 8-K must be filed with the Commission.

     (c)   EXHIBITS.

           2.1   Implementation Agreement dated September 7, 1999.

           99.1  Press Release dated January 28, 2000.
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SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CONCENTRIC NETWORK CORPORATION


                                      /s/ Michael F. Anthofer
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                                    Michael F. Anthofer
                                    Senior Vice President, Chief Financial
                                    Officer

                                    Date: February 14, 2000
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                        CONCENTRIC NETWORK CORPORATION

                          Current Report on Form 8-K

                               INDEX TO EXHIBITS


Exhibit No.          Description
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2.1                 Implementation Agreement dated September 7, 1999.

99.1                Press Release dated January 28, 2000.